UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

illinois	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

(847) 967-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 18, 2021, Lifeway Foods, Inc. (“Lifeway”), Fresh Made, Inc., a wholly-owned subsidiary of Lifeway (“Fresh Made”), The Lifeway Kefir Shop LLC, a wholly-owned subsidiary of Lifeway (“Kefir Shop”), Lifeway Wisconsin, Inc., a wholly-owned subsidiary of Lifeway (“Lifeway Wisconsin” and, together with Lifeway, Fresh Made, Kefir Shop and Lifeway Wisconsin, the “Borrowers”), and CIBC Bank USA, the Borrowers’ current lender (the “Lender”) entered into the Fourth Modification to the Amended and Restated Loan and Security Agreement (the “Fourth Modification”). The Fourth Modification amends the Amended and Restated Loan and Security Agreement, dated September 30, 2020, as amended from time to time (the “Credit Agreement”) and provides for, among other things, a $5 million term loan by the Lender to the Borrowers, to be repaid in quarterly installments of principal and interest over a term of five years (the “Term Loan”). Interest is payable at either the lender Base Rate (the Prime Rate minus 1.00%) or the LIBOR plus 1.95%, payable monthly in arrears.

The Term Loan was consummated on August 18, 2021. The proceeds of the Term Loan were used to fund a portion of Lifeway’s purchase of certain assets of GlenOaks Farms, Inc. previously reported on Lifeway’s current report on Form 8-K, filed with the SEC on August 3, 2021 (the “Asset Acquisition”), which was also consummated on August 18, 2021. Other than the creation of the Term Loan, the material terms and conditions of the Credit Agreement remain substantially unchanged after giving effect to the Fourth Modification.

The description of the Fourth Modification set forth above is qualified in its entirety by reference to the Fourth Modification filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporate by reference into this Item 2.03.

Item 8.01.	Other Events.

On August 18, 2021, Lifeway issued a press release announcing the consummation of the Asset Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description	Form	Period Ending	Exhibit	Filing Date

10.1	Fourth Modification to Amended and Restated Loan and Security Agreement dated as of August 18, 2021 among Lifeway Foods, Inc., Fresh Made, Inc., The Lifeway Kefir Shop, LLC, Lifeway Wisconsin, Inc., and CIBC Bank USA, as Lender.	Filed Herewith
99.1	Press Release issued August 18, 2021	Filed Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     August 20, 2021

LIFEWAY FOODS, INC.
By:	/s/ Julie Smolyansky
Name: Julie Smolyansky Title: Chief Executive Officer and Corporate Secretary

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